UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

U.S. Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V82427-P42478 U.S. BANCORP You invested in U.S. BANCORP and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 21, 2026. Vote Virtually at the Meeting* April 21, 2026 11:00 AM Central Time Virtually at: www.virtualshareholdermeeting.com/USB2026 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 7, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2026 Annual Meeting Vote by April 20, 2026 11:59 PM ET. For shares held in a Plan, vote by April 16, 2026 11:59 PM ET. U.S. BANCORP INVESTOR RELATIONS 800 NICOLLET MALL BC-MN-H23K MINNEAPOLIS, MN 55402-7014 * Please check the proxy materials for instructions on how to access the Company’s 2026 Annual Meeting of Shareholders via the internet at the website address above as well as for information on how to attend and vote at the meeting.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V82428-P42478 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. The election of each of the 12 directors named in the proxy statement: 1a. Warner L. Baxter For 1b. Dorothy Bridges For 1c. Elizabeth L. Buse For 1d. Alan B. Colberg For 1e. Kimberly N. Ellison-Taylor For 1f. Aleem Gillani For 1g. Roland A. Hernandez For 1h. Gunjan Kedia For 1i. Richard P. McKenney For 1j. Yusuf I. Mehdi For 1k. Loretta E. Reynolds For 1l. John P. Wiehoff For 2. An advisory vote to approve the compensation of our executives disclosed in the proxy statement. For 3. The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the 2026 fiscal year. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.